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                                                                    EXHIBIT 23.1

                       CONSENT OF INDEPENDENT ACCOUNTANTS

                  We hereby consent to the incorporation by reference in this Post-Effective Amendment No. 1 on Form S-8 to Registration Statement on Form S-4 (Registration Nos. 333-666-44 and 333-66644-01) of Pride International, Inc. of our report dated March 26, 2001 relating to the financial statements, which appear in Pride International, Inc.'s Annual Report on Form 10-K for the year ended December 31, 2000.

                                               PricewaterhouseCoopers LLP

Houston, Texas
October 19, 2001